    Aastrom
Biosciences Inc.

                                         [ARTWORK APPEARS HERE]
     New Life
       from
  New Technology

                               SAFE HARBOR

  This presentation contains forward-looking statements, including without limitation statements concerning product development objectives, market development plans, Aastrom's business model for its products, clinical trial timing and anticipated results, potential revenues and markets for Aastrom's products and products under development, and potential advantages and applications of the AastromReplicell(TM) System, which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements.

  Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive developments and the availability of resources.

  These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form-10K and other filings with the Securities and Exchange Commission.
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Aastrom Biosciences, Inc.

Company Overview

  Situation: Proliferation of new
             discoveries and opportunities
             for cells as therapeutic agents

  Aastrom:   Developing and
             commercializing proprietary
             products to enable and
             standardize general medical
             access to therapeutic cells

Cell Therapy

Commercialization Pathway


         Research
           Lab


       [ARTWORK APPEARS HERE]

         . Bone Marrow

         . Cord Blood Cells

         . Stem Cells

         . T-cells

         . Chondrocytes                          Patient

         . Neuronal Cells

         . Dendritic Cells

Aastrom's Patented Single-Pass
Perfusion Technology

Superior Cell Biology Capability

  .  Enabled stem cell replication
     (bone marrow, cord blood)

  .  Enhanced cell replicative potential
     (T-cells)

  .  Enhanced cell function
     (T-cells, dendritic cells, endothelial cells)

  .  Enhanced cell production
     (bone marrow, cord blood, chondrocytes,
     mesenchymal stem cells)

Cell Therapy

Commercialization Pathway

      Research          AastromReplicell(TM) System
        Lab


       [ARTWORK APPEARS HERE]

         . Bone Marrow

         . Cord Blood Cells

         . Stem Cells

         . T-cells

         . Chondrocytes                          Patient

         . Neuronal Cells

         . Dendritic Cells

Aastrom Cell Therapeutics

Based on Two Proprietary Platforms

        Patented Single-               Patented GMP
        Pass Perfusion               System Automation
        Processes for
        Human Cell Growth

                       AastromReplicell(TM)
                             System

                          Aastrom Cell
                          Therapeutics

Aastrom Cell Therapeutics

Market Access Plan

                            Aastrom Cell
                            Therapeutics


Therapeutic Cell          Therapeutic Cell          Therapeutic Cell
 Manufacturing             Manufacturing             Manufacturing
  by Aastrom               by Hospitals              by Strategic
                                                       Partners

                $ From Sale of                   $ From Sale of
               Therapeutic Cell                   Cell-Specific
                  Products                        Therapy Kits

AastromReplicell(TM) System

  Meeting Market Needs

  . A unique, turn-key medical product platform that provides a standardized capability for high quality therapeutic cell production

  . Automated, GMP compliant, production of cells with excellent biologic function compared to standard culture approaches in bags/flasks

  . Dual business model for pharmaceutical-type revenue stream through sales of:
    -single-use therapy-specific kits, or
    -proprietary cells produced using ARS

AastromReplicell(TM) System Platform

Automated Cell Production


[PHOTO APPEARS HERE]                     [PHOTO APPEARS HERE]

AastromReplicell(TM) System

Therapy Kit Single-Use Components


      Cell                      Application              Liquid
    Cassette                        Key                 Products

[PHOTO APPEARS HERE]       [PHOTO APPEARS HERE]    [PHOTO APPEARS HERE]

  . sterile fluid          . therapeutic cell      . therapeutic cell
    pathway                  specific                specific growth
                             program                 medium
  . used for all cell        software
    types                                          . added to cell
                           . attaches to cell        cassette with
                             cassette                cell inoculum

                           . programs the
                             instruments

AastromReplicell(TM) System

 Therapy Kits

 . Single-use product to produce a specialized mixture of cells to treat a specific medical indication

 . Provides automated cell production under closed-system, GMP compliance

 . Enables Aastrom to get paid for each patient therapy procedure (when customer generates the cells)

 . Enables Aastrom to uniquely produce
   specialized therapeutic cell products

Aastrom Cell Therapeutics

CY 2001 Regulatory Status


   Product                   Target         Europe           US
   -------                   ------         ------           --

 SC-1 (stem cells)        Solid Cancers    Approved       Phase III

 CB-1 (cord blood)          Leukemia       Approved       Phase III

 OC-1 (bone cells)        Osteoporosis        --          Phase I/II

      CB-II                 Leukemia          --          Phase I

DC-1 (dendritic cells)      Cancers      Clin. Res      Clin. Res.

   TC-I (t cells)           EB virus         --        Pre-clinical

Aastrom Cell Therapeutics
Target Markets (US/Europe)


                                                        Potential
   Product          Disease                     Candidates     Market
   -------          -------                     ----------     ------
    SC-I         Solid Cancers                    15,000
 $110 M

    CB-I            Leukemia                      35,000       $250 M

    CB-II           Leukemia+                     45,000       $335 M

    OC-I          Osteoporosis                   350,000      $1500 M

OC-I Cell Product
Development Plan

  . Aastrom preclinical studies demonstrating bone progenitor cell production completed

  . Transplant (compassionate use) of genetic bone disease patient with OC-I cell product, proved successful in restoring bone density

  . Phase I/II feasibility trial in patients with severe osteoporosis now underway

Aastrom Cell Therapeutics
Target Markets (US/Europe)

                                                         Potential
  Product                 Disease                Candidates       Market
  -------                 -------                ----------       ------

   SC-I                Solid Cancers               15,000

 $110 M

   CB-I                  Leukemia                  35,000         $250 M

   CB-II                 Leukemia+                 45,000         $335 M

   OC-I                Osteoporosis               350,000        $1500 M

   DC-I                   Cancers                 150,000+       $1200 M

Immunotherapy Markets
Dendritic Cells

  . Vaccines for cancer are becoming a
    reality

  . Based on use of cells from the immune
    system educated ex vivo to target the
    patients tumor

  . Most current focus is on use of blood
    derived Dendritic Cells

  . Aastrom's technology is targeted to play a key product role in this industry

DC-I Cell Product
Product Objective

 . A versatile dendritic cell product to accommodate widely used dendritic cell vaccine approaches

 .  Combines:

     - ARS automated process control, and

     - Aastrom's patented single-pass
       perfusion

     to enable reliable, cost-effective production of high quality dendritic cells for vaccine use

Dendritic Cell Immunotherapy

Strategic Approach

       DC-I                        Patient
  Dendritic Cells       +         specific
  (blood derived)               tumor antigen
                                 (tumor cells,
  Ex Vivo                      lysates, mRNA or
                                  peptides)

               Tumor-specific
             activated dendritic
                   cell

                                           Induction of
                                          T-cell specific
                                             response         Irradication of
                                             in vivo            malignant
                                                                 disease

                                                   In Vivo

DC-I Cell Product
Meeting Market Needs

  .  Alternative manual cell production
     procedures are complex and  generally
     lack required outcome reliability

  .  DC-I cell product is for standardized
     general vaccine use, produced using
     process controlled automation

  .  DC-I cell product has excellent outcome
     reliability and biological performance

  .  DC-I cell product obviates the need for
     expensive cell selection products

Dendritic Cell Manufacturing
Manual vs DC-I Therapy Kit

                             Set-Up &      Media
                            Adherence     Exchange      Harvest   Total
                            ---------     --------      -------   -----

  15 to 25 T-225 Flasks
  ---------------------
   Processing Time (Hr.):      5.5          2.5           3.5      11.5
   Open Culture Steps:         120           40            80       240


  DC-I Cell Product
  -----------------
   Processing Time (Hr.):      1.0          N/A          1.25      2.25
   Aseptic Culture Steps:       1                          0         1

DC-I Cell Product
German Clinical Research Market

  .  Germany offers near-term revenue market
                    ---------

  . Multiple site trials ongoing in multiple types of cancer

  .  Some companies already selling vaccines

  . Leading providers have current demand for equivalent of 3 to 6 DC-I cell products per week

  .  Several sites preparing for a 3x to 5x
     increase in dendritic cell demand

  . Number of providers expected to increase as more clinical results are generated

  .  2001-2002 Customer Goal: 6 to 10 Sites

DC-I Cell Product
Market Development Plan

  .  Commercialize the DC-I cell product in key
     vaccine centers in Germany (start in 2H
     2001)

  .  Expand into European market (2002)

  .  Commercialize DC-I cell product into
     leading US clinical research programs
     (begin 2H 2001)

  .  Plan US trial for selected Aastrom
     vaccine(s)

  .  Negotiate strategic partnerships for
     additional vaccine trials with DC-I cell product

Targeted Lead Collaborators/Customers
DC-I Cell Product

   .  Charite Mitte (Berlin, Gr)

   .  University of Goettingen (Gr)

   .  University of Tuebingen (Gr)

   .  Dana-Farber Cancer Center/Beth Israel

   .  Karmanos Cancer Institute (Detroit, MI)

   .  Duke University Medical Center

   .  Medac GmbH (ILH GmbH)

   .  BioWhittaker/Cambrex

Aastrom Biosciences, Inc.
Plan for Building Shareholder Value

   .  Build Aastrom cell therapeutic product
      business using our two proprietary
      technology platforms

   .  Move our approved stem cell therapy
      products into the market in Europe, and
      then the US

   . Aggressively pursue major dendritic cell therapy/vaccine global market

      -  launch product in German market near-
         term

   .  Pursue new cell therapies for bone
      diseases (such as osteoporosis)

   .  Leverage new strategic partnership potential

Aastrom
Biosciences Inc.

                                         [ARTWORK APPEARS HERE]
     New Life
       from
  New Technology